UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 19, 2010

NORTHERN STATES FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

000-19300
(Commission File Number)

Delaware	36-3449727
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1601 North Lewis Avenue
P.O. Box 39
Waukegan, Illinois  60085
(Address of Principal Executive Offices)

(847) 244-6000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b), (c).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Helen Rumsa as Director and Corporate Secretary of Northern States Financial Corporation and as Director of NorStates Bank

On January 19, 2010, Helen Rumsa, a long-time director and Corporate Secretary of Northern States Financial Corporation (the “Company”) and a director of NorStates Bank (the “Bank”), notified the Company’s Board of Directors of her decision to retire from the Boards of Directors of the Company and the Bank, and her position as Corporate Secretary of the Company effective January 19, 2010.

Appointment of Brett Houston as Vice President and Chief Financial Officer of Northern States Financial Corporation and Chief Financial Officer of NorStates Bank

On January 19, 2010, the Company announced and the Board of Directors approved the appointment of Brett Houston, age 46, as Vice President and Chief Financial Officer of the Company and Chief Financial Officer of the Bank, effective as of January 19, 2010.  In addition to his new duties, he will retain his title of and continue in his role as Executive Vice President and Chief Risk Officer of the Bank.

Mr. Houston has served as Executive Vice President and Chief Risk Officer of the Bank since 2008 as well as Senior Vice President and Senior Risk Officer of the Bank from 2006 to 2007, having been employed by the Company since 2006.  From 2001 to 2006, Mr. Houston was a Senior Consultant/Project Manager for Jefferson Wells International, a risk advisory, tax, and finance and accounting professional services firm.

Appointment of Kerry Biegay as Corporate Secretary of Northern States Financial Corporation and NorStates Bank

On January 19, 2010, the Company also announced and the Board of Directors approved the appointment of Kerry J. Biegay, age 61, as Corporate Secretary of the Company and the Bank effective as of January 19, 2010.  In addition to his new duties, he will retain his titles of and continue in his roles as Vice President of the Company and Executive Vice President of Operations of the Bank.

Mr. Biegay has been employed by the Company and the Bank and its predecessor in various capacities since 1973.  From 1999 to 2006, Mr. Biegay served as Executive Vice President of the Bank and head of operations.  From 2006 to 2007, he served as Executive Vice President and Chief Operating Officer of the Bank, and was appointed Executive Vice President of Operations of the Bank in 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHERN STATES FINANCIAL CORPORATION
Date: January 20, 2010	By: /s/Thomas M. Nemeth Thomas M. Nemeth Vice President and Treasurer